Commitments and Contingencies - Schedule of Supplemental Balance Sheet Information Related to Leases (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Assets
Operating lease right-of-use assets	$ 53	$ 111
Total right-of-use assets	53	111
Liabilities
Operating lease liabilities, current	60	60
Operating lease liabilities, non-current	0	60
Total operating lease liabilities	$ 60	$ 120